Exhibit 99.1

Lantronix Reschedules Fourth Quarter and Fiscal 2022 Results to August 25, 2022

IRVINE, Calif., August 18, 2022 — Lantronix, Inc. (the “Company”) (NASDAQ: LTRX), a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM) offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware, today announced it will release financial results for its fourth quarter of fiscal 2022 and full fiscal year ended June 30, 2022, after the close of the market on Thursday, August 25, 2022.

The release of the Company’s fiscal 2022 fourth quarter and full fiscal year ended June 30, 2022 financial results, and the conference call originally scheduled for August 18, 2022, are being rescheduled to provide the Company’s independent registered accounting firm additional time to finalize its audit of the fiscal 2022 financial statements.

As previously announced, the Company expects to report record revenues in excess of $35 million for the fourth fiscal quarter ended June 30, 2022. For the full fiscal year 2023, Lantronix is targeting revenue of $149 million to $162 million, representing approximately 15% to 25% growth.

Management will host an investor conference call and audio webcast at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on August 25, 2022. Investors should visit the investor relations section of the Company’s website for call-in details and a simultaneous webcast of the event.

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

Lantronix enables its customers to accelerate time to market and increase operational up-time and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications. For more information, visit the Lantronix website.

Learn more at the Lantronix blog, which features industry discussion and updates. Follow Lantronix on Twitter, view our YouTube video library or connect with us on LinkedIn.

Preliminary Estimated Quarterly Results

Lantronix’s announced preliminary estimated revenues for its fiscal fourth quarter ended June 30, 2022 are preliminary and may change. Lantronix has not completed its customary closing procedures for the fourth fiscal quarter ended June 30, 2022 and there can be no assurance that final results for the quarter will not differ from the preliminary estimated results included herein, including as a result of year-end closing procedures and adjustments. In addition, these preliminary estimated revenues should not be viewed as a substitute for full interim or audited financial statements prepared in accordance with GAAP that have been reviewed by Lantronix’s auditors.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue expectations for the fourth quarter of fiscal 2022 and full fiscal 2023. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on our business, employees, supply and distribution chains and the global economy; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to successfully convert our backlog and current demand; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic, the war between Ukraine and Russia or other causes; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2021, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, filed with the SEC on May 5, 2022, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

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Lantronix Media Contact:

Gail Kathryn Miller

Corporate Marketing &

Communications Manager

media@lantronix.com

949-453-7158

Lantronix Analyst and Investor Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com
949-450-7241

Lantronix Sales:

sales@lantronix.com

Americas +1 (800) 422-7055 (US and Canada) or +1 949-453-3990

Europe, Middle East and Africa +31 (0)76 52 36 744

Asia Pacific + 852 3955-0218

China + 86 21-6237-8868

Japan +81 (0) 50-1354-6201

India +91 994-551-2488

© 2022 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark, and SLB and SLC are trademarks of Lantronix Inc. Other trademarks and trade names are those of their respective owners.

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